UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Voyager Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
⌧ No fee required
◻ Fee paid previously with preliminary materials
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! VOYAGER THERAPEUTICS, INC. 64 SIDNEY STREET CAMBRIDGE, MA 02139 VOYAGER THERAPEUTICS, INC. 2023 Annual Meeting June 6, 2023 9:00 AM ET 64 Sidney Street Cambridge, Massachusetts 02139 You invested in VOYAGER THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V14808-P89223 Location:Voyager Therapeutics, Inc. 64 Sidney Street Cambridge, Massachusetts 02139 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 6, 2023 Vote in Advance of the Meeting Vote by June 5, 2023 11:59 PM ET Visit www.ProxyVote.com Vote in Person at the Meeting* Date: June 6, 2023 Time: 9:00 AM ET

Vote at www.ProxyVote.com Voting Items Board Recommends V14809-P89223 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. To elect each of the following directors to serve as a Class II director until the 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Nominees: 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: The Board of Directors may also transact such other business as may properly come before the meeting or at any and all adjournments or postponements thereof. For For For 01) Steven Hyman 02) James A. Geraghty 03) Alfred Sandrock